Impairment reviews	12 Months Ended
Dec. 31, 2024
Impairment Of Assets [Abstract]
Impairment reviews

11	Impairment reviews
Carrying amount of goodwill allocated to each of the CGUs:

	2024 € '000s	2023 € '000s
Betway	31,918	31,844
Spin	2,141	2,141
Jumpman	39,527	37,774
DGC
Gross DGC goodwill	61,934	58,316
Accumulated impairment of DGC Goodwill	(44,619)	(35,160)
Total	90,901	94,915

11.1	Exit from United States sportsbook market
After the completion of an extensive internal review, the Group began to undertake an exit plan for its sportsbook product in the United States. Following the decision in July 2024, the Group, alongside relevant regulators and partners, began the process to fully close its U.S. sportsbook operation in the nine states in which it was live. The Group further announced it will maintain its online gaming presence in the U.S. under the Betway and Jackpot City brands in both New Jersey and Pennsylvania.
Following a strategic review of its intangible assets portfolio, the Group identified intangible assets amounting to €28.5 million that could not be repurposed to the online gaming business and which are not marketable for third parties. These assets were fully impaired and an impairment loss was recognized in the statement of profit or loss - see note 10.
Furthermore, the Group considered the proposed exit from U.S. sportsbook market as an impairment indicator for the DGC CGU and undertook an impairment test in June 2024. The impairment testing resulted in an impairment loss of €7.0 million that was attributed to DGC’s goodwill and recognized in the statement of profit or loss. The remaining CGUs were unaffected by the exit from U.S. sportsbook market and were not tested.
The Group also identified that certain contracts, mostly related to market access fees, became onerous as the Group no longer expects that the unavoidable costs to meet its obligations under these contracts will exceed the economic benefits expected to be received under them. The Group recognized a provision for onerous contracts and other sportsbook closure costs in the statement of profit or loss totaling €32.7 million, recognized mostly in direct and marketing expenses. The balance of the provision for onerous contracts is €1.2 million at December 31, 2024. See note 22 for further details.

11.2	Annual impairment review
The Group performs an annual impairment review for goodwill by comparing the carrying amount of its CGUs with their recoverable amount. For impairment testing, goodwill acquired through business combinations has all been allocated to the Betway, Spin, Jumpman and DGC CGUs. Each CGU is not larger than an operating segment, which are described in note 5.
Management performed a valuation analysis in accordance with IAS 36, Impairment of Assets, to assess the recoverable amount for each CGU. This was then compared to the CGU's carrying amount at the testing date, to identify whether the CGUs were impaired. This is an area where management exercises judgement and estimation, as discussed in note 3. Testing is carried out by allocating the carrying value of these assets to the respective CGUs and determining the recoverable amounts for the CGUs through the higher of VIU and FVLCD calculations. Where the recoverable amount exceeds the carrying value of the assets, the assets are not considered to be impaired.

11	Impairment reviews (continued)
The following information lists the key procedures Management has performed to estimate the carrying amount of each of its CGUs. As stated above, an impairment review was performed on the Spin CGU, but detailed disclosures are not provided as Spin goodwill is considered to be immaterial.
Jumpman, Betway and DGC CGUs
The recoverable amounts of the Jumpman, Betway and DGC CGUs were based on VIU. The VIU for each CGU was estimated using discounted cash flows ("DCF"). The DCF was then compared with a market approach based on market multiples from listed peers for consistency purposes under a FVLCD approach.
The DCFs are prepared using projected financial information, based on approved budgets and forecasts, for each CGU. The projections reflect management’s best estimates, at the impairment test date, of each CGU forecasted financial performance over the projected period. When performing these estimates, the Group considers how macroeconomic, technology, competition and regulation trends, can impact its businesses and their future financial performance.
The cash flow projections included specific estimates of revenue, margin and growth for a five-year period for Jumpman and to reflect the long-term contribution the forecast period was extended to an eight-year period for Betway and eight-year period for DGC. The projection period reflects the point that all markets in operation as of 2024 are expected to reach maturity, with the long-term growth rate applied thereafter.
The pre-tax discount rate and long-term revenue growth were considered by management as key assumptions given their relevance to the recoverable amount estimate. These assumptions have a pervasive impact on the DCF and changes in these would cause significant impact on the recoverable amount estimate. The values assigned to the key assumptions represent management’s assessment of future trends in the relevant industry segments in which the CGUs operate (online casino and sport betting). The forecasted assumptions are based on historical and market data, as well as internal sources.
The following values were attributed to the key assumptions:
As at December 31, 2024:

	Betway	Jumpman	DGC
Pre-tax discount rate	26.9%	18.6%	26.9%
Long-term growth rate	2.0%	2.0%	2.0%

As at December 31, 2023:

	Betway	Jumpman	DGC
Pre-tax discount rate	26.7%	16.6%	20.2%
Long-term growth rate	2.0%	2.0%	2.0%
The discount rates applied in each DCF are a post-tax measurement estimated using CAPM with reference to market participants’ gearing and betas. To reflect regulatory and business risks specific to the CGUs, a specific equity risk premium was added to the discount rate, where the future cash flows have not been adjusted, as follows:

	Betway	Jumpman	DGC
Specific equity risk premium	1.5%	2.0%	11.0%

11	Impairment reviews (continued)
Impairment review results
Following the decision to exit the sportsbook market in the US, the remaining online gaming operation of DGC was retested as a part of the Group's annual impairment assessment. The results of the annual test did not indicate an impairment for DGC as the recoverable amount of the CGU exceeded its carrying value.
Under reasonably possible scenarios, a decline of 1% in the long-term growth rate would reduce the recoverable amount of DGC and Jumpman by €2.3 million and €3.1 million respectively. Furthermore, an increase of 1% in the discount rate would reduce the recoverable amount by €5.7 million and €4.1 million respectively. None of those changes would result in an impairment of the these CGUs.
The estimated recoverable amount of the Betway CGU significantly exceeded the carrying amount.
Under reasonably possible scenarios, a decline of 1% in the long-term growth rate would reduce the recoverable amount of Betway by €45.7 million. Furthermore, an increase of 1% in the discount rate would reduce the recoverable amount of Betway by €90.0 million. None of those changes would result in an impairment of the Betway CGU.